Exhibit 32.1


                       Certification Pursuant to 18 U.S.C.
                      Section 1350, as Adopted Pursuant to
                     Section 906 of the Sarbanes-Oxley Act
                       of 2002 (Chief Executive Officer)

         In connection with the filing with the United States Securities and Exchange Commission of Ultimate Franchise Systems, Inc.'s (the "Company") Annual Report on Form 10-KSB for the year ended September 30, 2003 (the "Report"), the undersigned, the Chief Executive Officer of the Company, hereby certify (i) in my capacity as an officer of the Company, (ii) to each of my own respective actual knowledge, and (iii) solely for the purpose of compliance with 18 U.S.C. ss.1350, that:

         (1) the Report fully complies with the requirements of ss.13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) the information contained in the Report fairly presents, in all material respects, the final condition and results of operations of the Company.

         IN WITNESS WHEREOF, the undersigned have executed this Certificate on January 9, 2004.





                                              ULTIMATE FRANCHISE SYSTEMS, INC.


                                              By: /s/ Christopher M. Swartz
                                                 -------------------------------
                                                  Chief Executive Officer